                                                          EXHIBIT 10.4

                            PLATINUM ENTERTAINMENT, INC.

                        FIRST AMENDMENT TO PLEDGE AGREEMENT

Harris Trust and Savings Bank
Bank of Montreal


Ladies and Gentlemen:

     The undersigned parties executing this Amendment under the heading "Pledgors" (such parties being herein referred to collectively as the "PLEDGORS" and individually as a "PLEDGOR") refer to the Pledge Agreement dated as of December 12, 1997, currently in effect between the Pledgors and Bank of Montreal, a Canadian chartered bank ("BOM"), as Agent (the "PLEDGE AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Pledge Agreement.

     The Pledgors and the Agent wish to amend the Pledge Agreement to
(i) substitute Harris Trust and Savings Bank, an Illinois banking corporation ("HARRIS") as Agent in lieu of BOM (ii) remove certain Guarantors and (iii) make certain other amendments to the Pledge Agreement, all on the terms and conditions set forth in this agreement (herein, the "AMENDMENT").

1.   AMENDMENTS.

     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Pledge Agreement shall be and hereby are amended as follows:

     (a) The definition of "Agent" appearing in the introductory paragraph of the Pledge Agreement shall be amended by deleting the phrase "BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch ("BOM") with its mailing address at 115 South LaSalle Street" and inserting the phrase "HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (hereinafter called "HARRIS"), with its mailing address at 111 West Monroe Street" in lieu thereof, and from and after the date of this Amendment all references in the Pledge Agreement to BOM shall instead be deemed to refer to Harris, who shall thereafter act as Agent thereunder.

     (b) The definition of "Lender" appearing in the first preliminary statement of the Pledge Agreement shall be amended by deleting the reference to BOM and inserting "Harris" in lieu thereof, so that from and after the date of this Amendment all references in the Pledge Agreement to BOM in its capacity as Lender shall instead be deemed to refer to Harris.

     (c) The references to Intersound, CGI, North Records, Light and Experience (hereinafter collectively referred to as the "CLOSED SUBSIDIARIES") appearing in
(i) the first preliminary statement and (ii) Schedule A of the Pledge Agreement shall be deleted in their entirety, so that from and after the date of this Amendment, the Closed Subsidiaries shall no longer be deemed Guarantors and the shares of capital stock of the Closed Subsidiaries shall no longer be deemed part of either the Pledged Securities or the Stock Collateral.

2.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

     (a) Each Pledgor and the Agent shall have executed this Amendment, and BOM shall have acknowledged and agreed to the same.

     (b) The First Amendment to the Credit Agreement shall have become effective in accordance with its terms.

3.   REPRESENTATIONS.

     Each Pledgor hereby represents and warrants to that as of the date hereof no Event of Default has occurred or is continuing under the Pledge Agreement on such date or will result from the effectiveness of this Amendment.

4.   MISCELLANEOUS.

     (a) Except as specifically amended hereby, all of the terms, conditions and provisions of the Pledge Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Pledge Agreement, a reference to the Pledge Agreement in any of such items to be deemed to be a reference to the Pledge Agreement as amended hereby.

     (b) This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

     (c) By signing below, Harris hereby accepts its appointment as Agent, subject to, and in reliance upon, the provisions of the Pledge Agreement, it being expressly acknowledged and agreed that Harris shall not be liable for any acts or omissions of BOM.

                            [SIGNATURE PAGES TO FOLLOW]

Dated as of this 31st day of March, 1998.

                                             PLEDGORS:

                                             PLATINUM ENTERTAINMENT, INC.


                                             By /s/ Steve Devick
                                               -----------------------------
                                               Its:  President

                                             LEXICON MUSIC, INC.


                                             By /s/ Steve Devick
                                               -----------------------------
                                               Its:  President


                                             PEG PUBLISHING, INC.

                                             By /s/ Steve Devick
                                               -----------------------------
                                               Its:  President

                                             JUSTMIKE MUSIC, INC.

                                             By /s/ Steve Devick
                                               -----------------------------
                                               Its:  President

                                             ROYCE PUBLISHING, INC.

                                             By /s/ Steve Devick
                                               -----------------------------
                                               Its:  President

Consented and agreed to as of the date first above written:

                                      HARRIS TRUST AND SAVINGS BANK, as Agent


                                      By  /s/ William J. Kane
                                         -----------------------------
                                         Its:  Vice President


                                      BANK OF MONTREAL, as former Agent


                                      By  /s/ Rose Mueller
                                         -----------------------------
                                         Its:  Director